FORWARD FUNDS, INC.

                        The Global Asset Allocation Fund
                              The U.S. Equity Fund
                              The Global Bond Fund
                          The International Equity Fund
                         The Real Estate Investment Fund
                      The Small Capitalization Equity Fund
                                  (the "Funds")

                        Supplement dated January 14, 2000
             to the Prospectus dated May 3, 1999 (the "Prospectus")

This supplement supersedes and replaces any existing supplements to the Funds' Prospectus. This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Funds' Prospectus.

Effective December 1, 1999, First Data Investor Services Group, Inc., the Funds' Administrator and Transfer Agent, became a majority-owned subsidiary of PNC Bank Corp. As a result of this transaction First Data Investor Services Group, Inc. is now known as PFPC Inc. On the same date, Provident Distributors, Inc. replaced First Data Distributors, Inc. as the Funds' distributor.

Effective immediately, shares of the Global Asset Allocation Fund and the Global Bond Fund will no longer be offered for sale. On or about February 1, 2000, the Global Asset Allocation Fund and the Global Bond Fund will be liquidated and each shareholder of record will receive a liquidating distribution.














               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


FF-P-011400-01